Exhibit 99.2

Neonode Inc. Fourth Quarter 2020 Presentation Dr. Urban Forssell, CEO Ms. Maria Ek, CFO Mr . Johan Swartz, Vice President HMI Products Mr . Jonas Wærn, Vice President HMI Solutions Mr . David Brunton, Head of Investor Relations March 10 , 2021

2 Disclaimer Copyright Neonode © 2001 - 2021 NASDAQ: NEON www.neonode.com This presentation contains oral and written statements of Neonode Inc. (“Neonode” or the “Company”) and its management and may contain, forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements include information about current expectations, potential financial performance or future events. These may also include statements about market and sales growth, financial results, use of free cash flow, product development and introduction, regulatory matters and sales efforts. They are based on assumptions, expectations and information available to the Company and its management and involve a number of known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any expressed or implied by these forward - looking statements. These uncertainties and risks include, but are not limited to, those outlined in filings of the Company with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended, including sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” You are advised to carefully consider these various risks, uncertainties and other factors. Forward - looking statements are made as of today’s date. The Company and its management undertake no duty to update or revise forward - looking statements. This presentation has been prepared by the Company based on its own information, as well as information from public sources. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company has not independently verified such information and cannot guarantee the accuracy of such information.

3 Strategy and Business Update Copyright Neonode © 2001 - 2021 NASDAQ: NEON www.neonode.com

4 Introduction Copyright Neonode © 2001 - 2021 NASDAQ: NEON www.neonode.com • 2020 was a very interesting year… • In Neonode we decided on a new direction for the company and developed radically new business strategies that we started executing on x 100% focus on B2B x Business organized into three separate business areas x Leveraging existing technolog and IP and applying it to new target segments • To support and drive the changeover we have recruited several strong team members both at our HQs in Stockholm, Sweden, and internationally • In parallel to implementing these changes we have continued to • Support existing customers • Innovate and improve on our different technology platforms

5 • Then came the COVID - 19 pandemic… Copyright Neonode © 2001 - 2021 NASDAQ: NEON www.neonode.com

6 • Coming out of 2020, we are well positioned to capitalize on current and future opportunities x Excellent team x Strong technology and IP portfolio x Well - recognized brand x Extensive, global ecosystem x Impressive and growing list of customers Copyright Neonode © 2001 - 2021 NASDAQ: NEON www.neonode.com • Now, during 2021, we continue to execute on our strategies and build our business pipeline

7 Business Area – HMI Products Copyright Neonode © 2001 - 2021 NASDAQ: NEON www.neonode.com Focuses on sales of Neonode’s innovative, plug - and - play sensor modules, using our reflective IR - based zForce technology that enable contactless touch, touch, and gesture sensing applications.

8 Neonode Contactless Touch Copyright Neonode © 2001 - 2021 NASDAQ: NEON www.neonode.com Touch, Contactless touch and gesture control for optimal user experiences The new normal for public interaction • High degree of design freedom – holographic touch or in - air touch with multiple configurations • Germ - free – preventing the spread of germs in public environments • Fast and simple integration – Neonode’s touch sensor module available off - the - shelf Neonode’s Technology at a Glance: x IR - based touch and gesture sensing technology x No need for overlays that compromises image quality x Works with any input x High scanning frequency x Enable the use of any material as a touch surface x Enable replacement of mechanical switches and controls x Allows for contactless operation, i.e. in - air touch and gesture control

9 L a r g e, OE M s Broad market customers; small tech companies, engineering firms etc . Mid size OEMs, system integrators, engineering firms, and maintenance companies Mid - size corporations, often with regional or national focii, with volume potential 10k - 100k per year. Small, local tech companies, engineering firms etc. with limited volume potential <10k per year. Market and Segmentation Elevators Interactive Kiosks Large, often multi - national, corporations with volume potential >100k per year. Copyright Neonode © 2001 - 2021 NASDAQ: NEON www.neonode.com

1 0 Partner Network D i s t r ib ut o r s Value - Added Resellers Other Partners Copyright Neonode © 2001 - 2021 NASDAQ: NEON www.neonode.com

1 1 Elevator Control Panels Dewhurst • Dewhurst is a leading supplier of components to the global elevator market • Contactless (parallel plane) elevator control panel for existing or new elevator installations • Powered by Neonode Touch Sensor Modules • Marketed and sold as “HALO” in Europe and beyond from beginning of 2021 Copyright Neonode © 2001 - 2021 NASDAQ: NEON www.neonode.com

1 2 QSR PoS Kiosks Merim Groupe • Contactless (parallel plane) self - ordering system for quick service restaurants • Adaptable solution ideal for retrofitting on existing kiosks • Powered by Neonode Touch Sensor Modules • Marketed and sold as “AIR - CLICK” in Europe from beginning of 2021 Copyright Neonode © 2001 - 2021 NASDAQ: NEON www.neonode.com

1 3 Nidec Sankyo • Nidec Sankyo is a world leader in card handling solutions • Contactless self - service solution for unattended terminals with card and NFC reader • Powered by Neonode Touch Sensor Modules • Marketed and sold as “PIN on Air Ρ ” Self - Service Terminals Copyright Neonode © 2001 - 2021 NASDAQ: NEON www.neonode.com

1 4 Business Area – HMI Solutions Copyright Neonode © 2001 - 2021 NASDAQ: NEON www.neonode.com Focuses on customized optical touch and gesture control solutions for demanding customers in the Military & Avionics and Industrial segments using our patented IR - based zForce technology.

Neonode Touch Sensing

15

Touch on rugged displays and other special applications
When conventional touch technologies fall short

- **Robust operation** – ideal for demanding environments
- **High performance** – low latency and high scanning speed
- **Optimal image quality** – no overlay required





Neonode's Technology at a Glance:

- ✓ Cost-effective touch and gesture control solutions
- ✓ EMI/EMC-ruggedness
- ✓ Robust operation (with gloves, in sunlight etc.)
- ✓ 100% image quality
- ✓ Low latency
- ✓ Freedom of design
- ✓ Flexible integration
- ✓ High quality
- ✓ Low power consumption
- ✓ Low electromagnetic interference

neonode® Copyright Neonode © 2001-2021 20 Years www.neonode.com NASDAQ: NEON

Market and Segmentation

16

TAM: 150K units ($1.78B)
5.2% CAGR -> 2025

Military & Avionics

- **Defense** (1/3 of total volume)
  - Air
  - Naval
  - Ground
- **Civil** (2/3 of total volume)
  - Air

TAM: 3M units ($5.45BN)
6% CAGR -> 2025

Industrial

- **OUTDOOR** - Harsh environments (dust, light, humidity)
- **INDOOR** - Smart building (access and security) elevators, interactive kiosks

Misc.

- Printing
- Automotive
- Medical
- White goods
- Transportation
- Marine

OPPORTUNISTIC

neonode® Copyright Neonode © 2001-2021 20 Years www.neonode.com NASDAQ: NEON

1 7 Go - to Market Strategy – Military & Avionics Large OE M s Mid size OEMs, system integrators, engineering firms Number of customers: 15 - 25 Volume potential per customer: >5ku/yr Copyright Neonode © 2001 - 2021 NASDAQ: NEON www.neonode.com Number of customers: 30 - 150 Volume potential per customer: 1ku/yr - 5ku/yr

1 8 Go - to Market Strategy – Industrial Large OE M s Mid size OEMs, system integrators, engineering firms Number of customers: 25 - 50 80% US, 20% RoW Volume potential per customer: 10 - 20k/yr Copyright Neonode © 2001 - 2021 NASDAQ: NEON www.neonode.com Number of customers: 50 - 120 Volume potential per customer: 5k - 30k/yr

1 9 Business Area – Remote Sensing Solutions Copyright Neonode © 2001 - 2021 NASDAQ: NEON www.neonode.com Focuses on driver and in - cabin monitoring in vehicles . Addressing the need for robust, cost - effective driver and in - cabin monitoring systems that enable OEMs to be compliant with the new EU general safety regulations (GSR) and meet the Euro NCAP guidelines, applicable for all new vehicles from 2024 .

Neonode Driver and In-Cabin Monitoring

20

Robust, cost-effective driver and in-cabin monitoring

- **Increases safety** – can monitor driver status, can support adaptive seatbelt pretensioners and airbags
- **Increases comfort** – can be used for automatic adjustments of seating position, climate control, interior lightning, audio systems etc.


Data Capture
Advanced Occupancy
f(X)
Distraction
Drowsiness

Neonode's Technology at a Glance:

- ✓ Scalable AI-based software platform for driver and cabin monitoring
- ✓ Monitors the driver and/or the whole interior of the vehicle using camera images and other sensor inputs
- ✓ Hardware-agnostic solution
- ✓ High performance even with low-resolution cameras
- ✓ Very efficient machine learning and decision algorithms with low computational footprint
- ✓ Compatible with EU GSR and Euro NCAP guidelines

neonode®
Copyright Neonode © 2001-2021 20 Years
www.neonode.com NASDAQ: NEON

Market Drivers for Driver and In-Cabin Monitoring Systems

21

Safety

- Driver distraction, driver drowsiness
- Level 2/3 autonomous driving (e.g., monitoring of driver attentiveness, detection of hands on steering wheel)
- Adaptive deployment of seatbelt pretensioners and airbags

Legislative Pressure

- EU GSR will make DMS mandatory by 2024
- NHSTA, UNECE, China, Japan and Korea to follow

Comfort and Personalization

- Automatic adjustments of seat position, rear view mirrors, seatbelts
- Advanced automatic climate control
- Adaptive hi-fi system features
- Augmented reality head up display features

EURO NCAP

European Commission

NHTSA

UNECE

neonode®
Copyright Neonode © 2001-2021
www.neonode.com NASDAQ: NEON

Neonode Value Contribution

22

Generic system design:


Camera
Other Sensors
Neonode MultiSensing Software
Pre-Processing
Feature Extraction
Feature Tracking
Application Software
Dewarping
Scaling
Filtering
Sensor fusion
Etc.
Head position
Eye position
Gaze direction
Etc.
Feature tracking over time
Driver drowsiness
Driver distraction
AR-HUD control
Adv. Hi-Fi control
Etc.
User/System Interface

neonode®
Copyright Neonode © 2001-2021
www.neonode.com NASDAQ: NEON

2 3 Go - To - Market Strategy Complementary GTM Strategy: • Opportunistically engage with customers in Automotive CV and other market segments to create fast customer proof of concepts / technology references 1. Automotive LV 2. Automotive CV 3. Other, Miscellaneous Push/Pull Strategy Target Markets M a i n G T M Strategy 1. Europe 2. North America Target Regions 3. Japan 4. K o r e a 5. China 1. Europe Copyright Neonode © 2001 - 2021 NASDAQ: NEON www.neonode.com

2 4 Financial Update 2020 Copyright Neonode © 2001 - 2021 NASDAQ: NEON www.neonode.com

2 5 Financial Update 2020 – Revenues • A strong Q4 with $2.4M of total revenues compared to $1.5M previous quarter and $1.6M Q4 2019 • Increase driven by product sales and engineering services within Military & Avionics • Total revenues of $6.0M for FY2020 compared to $6.6M the previous year • A decrease by 10% due to the weak 1HY hit by COVID - 19 • A growing part of our revenues is derived from our business area HMI Products, 21% in Q4 2020 0 5 0 0 1 0 0 0 1 5 0 0 2 0 0 0 2 5 0 0 3 0 0 0 Revenues by Revenue Stream Q1 - 18 Q2 - 18 Q3 - 18 Q4 - 18 Q1 - 19 Q2 - 19 Q3 - 19 Q4 - 19 Q1 - 20 Q2 - 20 Q3 - 20 Q4 - 20 License Revenues NRE Revenues Product Revenues 0 5 0 0 1 0 0 0 1 5 0 0 2 0 0 0 2 5 0 0 3 0 0 0 Q 1 - 1 9 Q 2 - 1 9 Q 3 - 1 9 Q4 - 19 Q1 - 20 Q2 - 20 Q3 - 20 Q4 - 20 Revenues by Business Area H M I S o l uti o n s HMI Products Remote Sensing Solutions Copyright Neonode © 2001 - 2021 NASDAQ: NEON www.neonode.com

2 6 Financial Update 2020 – HMI Solutions • Revenues of $1.9M from the solutions business in Q4 2020 compared to $1.2 in Q3 2020 and $1.4M in Q4 2019 • The majority of revenues still earned from our printer customers but strong quarter also for Automotive and Military & Avionics • YoY decrease by 17%, from $6.0M in 2019 to $5.0M 2020, much due to effects of the pandemic • License customers shipped 1.1 million devices during Q4 2020 and 5.0 million in total 2020 • Gross margin of 87% in Q4 2020 due to a considerable NRE project, compared to 100% all other quarters in 2019 and 2020 - 5 00 0 5 0 0 1 0 0 0 1 5 0 0 2 0 0 0 2 5 0 0 Q 1 - 1 9 Q 2 - 1 9 Q 3 - 1 9 Q 4 - 1 9 Q 1 - 2 0 Q 2 - 2 0 Q 3 - 2 0 Q 4 - 2 0 Revenues HMI Solutions Printers A u to m o t iv e Military & Avionics O t h er 87 % Copyright Neonode © 2001 - 2021 NASDAQ: NEON www.neonode.com 0 5 0 0 1 0 0 0 1 5 0 0 2 0 0 0 2 5 0 0 Q 1 - 1 9 Q 2 - 1 9 Q 3 - 1 9 Q 4 - 1 9 Q 1 - 2 0 Q 2 - 2 0 Q 3 - 2 0 Q 4 - 2 0 Gross Profit HMI Solutions

2 7 Financial Update 2020 – HMI Products • Revenues of $0.5M in Q4 2020 compared to $0.3M in Q3 2020 and $0.2M in Q4 2019 • The major part sold through our distributors in the U.S. and China • YoY increase of 67% , from $ 0 . 6 M in 2019 to $ 1 . 0 M 2020 , munch driven by the demand for contactless touch solutions • We shipped approximately 28,000 sensor modules, AirBars and evaluation kits during 2020 • 2020 sell - off of AirBars reduced gross margin to 18%. Gross margin, excluding AirBar sale, was 30 - 35%. 0 1 0 0 2 0 0 3 0 0 5 0 0 4 0 0 6 0 0 Q 1 - 1 9 Q 2 - 1 9 Q 3 - 1 9 Q 4 - 1 9 Q 1 - 2 0 Q 4 - 2 0 Revenues HMI Products D i st r i b ut o rs a n d o th e rs M e d i c a l Q 2 - 2 0 Q 3 - 2 0 Automotive - 2 00 - 2 50 - 3 00 Copyright Neonode © 2001 - 2021 NASDAQ: NEON www.neonode.com - 1 50 - 1 00 1 5 0 1 0 0 50 0 2 0 0 - 50 Q1 - 19 Q2 - 19 Q3 - 19 Q4 - 19 Q 1 - 2 0 Q 2 - 2 0 Q 3 - 2 0 Q 4 - 2 0 Gross Profit HMI Products

2 8 Financial Update 2020 – OpEx and Result • Operating expenses 2020 of $11.1M compared to $11.7M 2019, a decrease by 5.1% • Decrease by 11.6% if excluding one - time costs • Cost savings, less travelling and lower staff expenses • Swedish governmental support program • Delayed backfill of vacant positions • Operating loss 2020 of $6.2M compared to $5.7M 2019, an increase of 8.0% • Decrease by 5.2% if excluding one - time costs • Net loss of $5.6M or $0.56 per share 2020 compared to a net loss of $5.3 million or $0.60 per share 2019 • Decrease by 7.9% if excluding one - time costs 0 Q1 - 18 Q2 - 18 Q3 - 18 Q4 - 18 Q1 - 19 Q2 - 19 Q3 - 19 Q4 - 19 Q1 - 20 Q2 - 20 Q3 - 20 Q4 - 20 5 0 0 1 0 0 0 1 5 0 0 2 5 0 0 2 0 0 0 3 0 0 0 3 5 0 0 4 0 0 0 Operating Expenses - 2 5 0 0 - 3 0 0 0 Copyright Neonode © 2001 - 2021 NASDAQ: NEON www.neonode.com - 2 0 0 0 - 1 5 0 0 - 1 0 0 0 - 5 00 0 Operating Loss Q1 - 18 Q2 - 18 Q3 - 18 Q4 - 18 Q1 - 19 Q2 - 19 Q3 - 19 Q4 - 19 Q1 - 20 Q2 - 20 Q3 - 20 Q4 - 20

2 9 Financial Update 2020 – Cash • Net cash used in operating activities during 2020 increased by $2.2M compared to 2019, primarily due to increase in net loss • Cash and accounts receivables of $12.2M per end of December • Strong cash position enabling us to continue to execute on our business strategy - 2 5 0 0 - 2 0 0 0 - 1 5 0 0 - 1 0 0 0 - 5 00 0 Net cash used in operating activities Q1 - 18 Q2 - 18 Q3 - 18 Q4 - 18 Q1 - 19 Q2 - 19 Q3 - 19 Q4 - 19 Q1 - 20 Q2 - 20 Q3 - 20 Q4 - 20 0 Copyright Neonode © 2001 - 2021 NASDAQ: NEON www.neonode.com 2 0 0 0 4 0 0 0 6 0 0 0 8 0 0 0 1 0 00 0 1 2 00 0 1 4 00 0 Q 1 - 1 9 Q 2 - 1 9 Q 3 - 1 9 Q 4 - 1 9 Q 1 - 2 0 Q 2 - 2 0 Q 3 - 2 0 Q 4 - 2 0 Cash balance per end of quarter

3 0 Summarizing Remarks Copyright Neonode © 2001 - 2021 NASDAQ: NEON www.neonode.com • Our patented zForce technology is an enabling technology ideally positioned to solve for a lifestyle shift to contactless touch solutions brought on by COVID - 19 • High demand for contactless touch solutions – An enormous market opportunity to integrate Neonode technology into new and retrofitted equipment, for instance in » Interactive kiosks » Elevators • We also see significant interest for our zForce and MultiSensing technologies from customers in Military & Avionics, (Rugged) Industrial, and Automotive • We are well positioned to accelerate growth and capitalize on current and future opportunities

3 1 U.S. Webinar March 10 Register at neonode.com Copyright Neonode © 2001 - 2021 NASDAQ: NEON www.neonode.com

3 2 New Website • We are developing a completely new website, which will be launched end of this month • Please, make sure to check in at neonode.com to experience the new website Copyright Neonode © 2001 - 2021 NASDAQ: NEON www.neonode.com

3 3 Neonode 20 Years • This year we celebrate our 20 - year anniversary Copyright Neonode © 2001 - 2021 NASDAQ: NEON www.neonode.com • Make sure to follow us on social media and to visit our website neonode.com regularly for updates

3 4 Q & A Copyright Neonode © 2001 - 2021 NASDAQ: NEON www.neonode.com

Thank You i n f o @ n eo n o d e .c om neonode.com